Maxim Short Duration Bond Portfolio

Initial Class Ticker: MXSDX

(the “Portfolio”)

Summary Prospectus

May 1, 2012

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information and most recent reports to shareholders, online at www.maximfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@maximfunds.com. The current Prospectus and Statement of Additional Information, both dated May 1, 2012, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Portfolio shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement accounts (“IRAs”), qualified retirement plans (“retirement plans”) and college savings programs (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.

Investment Objective

The Portfolio seeks maximum total return that is consistent with preservation of capital and liquidity.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.60%	0.85%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 44.89% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. The Portfolio will select securities based on relative value, maturity, quality and sector. The Portfolio will maintain an actively managed portfolio of bonds selected from several categories, including U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, and corporate bonds. The Portfolio will maintain an average duration between one and three years based on the portfolio manager’s forecast for interest rates. The Portfolio may invest up to 20% its net assets in securities of below investment grade quality (“high yield-high risk” or “junk”) bonds. For purposes of pursuing its investment goals, the Portfolio may, from time to time, enter into derivative contracts, including futures contracts on U.S. Treasury securities.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Prepayment Risk - When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest proceeds at the lower interest rates then available.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

High Yield Securities Risk - High yield-high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	3.57%
Worst Quarter	June 2004	-1.53%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	2.87%	4.98%	4.47%
Barclays 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	1.75%	4.68%	4.33%

Investment Adviser

GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”)

Portfolio Manager

Catherine S. Tocher, CFA, Senior Vice President, Investments, MCM. Ms. Tocher has managed the Portfolio since 2003.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

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